SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )


Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

         / /      Preliminary Proxy Statement
         / /      Confidential,  for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)2))
         /X/      Definitive Proxy Statement
         / /      Definitive Additional Materials
         / /      Soliciting   Material  Pursuant  to  Rule  14a-11(c)  or  Rule
                  14(a)-12

                                ENTERACTIVE, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Their Charters)



--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)


         Payment of filing fee (check the appropriate box):

         /X/      No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

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         (3)      Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         / /      Fee paid previously with preliminary materials.


         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:



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         (2)      Form, Schedule or Registration Statement no.:



--------------------------------------------------------------------------------


         (3)      Filing Party:



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         (4)      Date Filed:

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
                                ENTERACTIVE, INC

                                  584 BROADWAY
                                    SUITE 509
                               NEW YORK, NY 10012


                                    NOTICE OF

                                 ANNUAL MEETING

                             TO BE HELD JULY 2, 1998


To the Stockholders of ENTERACTIVE, INC.

                  The Annual Meeting of Stockholders of ENTERACTIVE, INC., a Delaware corporation (the "Company"), is to be held at the Harvard Club of New York City, 27 West 44th Street, New York, New York, 10036 on Thursday, July 2, 1998, commencing at 10:00 A.M., for the following purposes:

                  1. To elect six directors for the Company to hold office until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

                  2. To approve an amendment to the Company's 1994 Incentive and Non-Qualified Stock Option Plan increasing the number of shares of the Company's Common Stock, $.01 par value (the "Common Stock") that may be subject to options granted thereunder from 2,500,000 to 3,250,000;

                  3. To approve an amendment to the Company's Certificate of Incorporation changing the name of the Company from "Enteractive, Inc." to "Cornerstone Internet Solutions Company"; and

                  4. To transact such other business as may properly come before the Annual Meeting.

                  The accompanying Proxy Statement contains further information with respect to these matters.

                  Only stockholders of record at the close of business on May 13, 1998 are entitled to receive notice of and to vote at the meeting or any adjournment thereof.

                                             By order of the Board of Directors

                                             Kenneth Gruber
                                             Secretary

New York, New York
June 15, 1998

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND RETURN IT TO THE COMPANY IN THE PREADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. ANY STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                                ENTERACTIVE, INC.
                                  584 BROADWAY
                                    SUITE 509
                               NEW YORK, NY 10012

                                 PROXY STATEMENT


                       FOR ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD THURSDAY, JULY 2, 1998

                  This Proxy Statement and form of proxy are first being mailed to holders of (i) common stock, $.01 par value (the "Common Stock"), (ii) Class A Preferred Stock, $.01 par value (the "Class A Preferred Stock"), (iii) Class B Preferred Stock, $.01 par value (the "Class B Preferred Stock") and (iv) Class C Preferred Stock, $.01 par value (the "Class C Preferred Stock"), (collectively, the "stockholders") of Enteractive, Inc. (the "Company") on or about June 15, 1998, and are furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Company, for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 A.M., local time, on Thursday, July 2, 1998, at the Harvard Club of New York City, 27 West 44th Street, New York, New York 10036, and at any and all adjournments thereof.

                  A copy of the Company's Annual Report, including financial statements for the fiscal year ended May 31, 1997, is being mailed with this Proxy Statement.

                  As of May 13, 1998, the record date for the Annual Meeting (the "Record Date"), there were outstanding 9,435,016 shares of Common Stock. In addition, as of the Record Date, there were outstanding an aggregate of 6,720 shares of Class A Preferred Stock and Class C Preferred Stock and also 2,000 shares of Class B Preferred Stock. The Class A Preferred Stock and the Class C Preferred Stock are sometimes collectively referred to herein as the Preferred Stock. Holders of record of the Company's Common Stock, Preferred Stock and Class B Preferred Stock at the close of business on the Record Date are entitled to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting, arranged alphabetically and showing the address of each stockholder and the number of shares registered in the name of each stockholder, is available at the Company's offices located at 584 Broadway, Suite 509, New York, New York 10012 for examination by any stockholder. The list will also be available at the meeting for examination by any stockholder.

                  All proxies duly executed and received by the Secretary prior to the Annual Meeting, unless previously revoked, will be voted on all matters presented at the Annual Meeting in accordance with the specifications made in such proxies. Except as provided below, in the absence of specified instructions, proxies so received will be voted (i) FOR the election of the named nominees to the Board, (ii) FOR the approval of the amendment to the Company's 1994 Incentive and Non-Qualified Stock Option Plan (the "1994 Plan"), and (iii) FOR the approval of an amendment to the Company's Certificate of Incorporation to change the name of the Company from "Enteractive, Inc." to "Cornerstone Internet Solutions Company." The Board does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees. In the event that any other matter should come before the meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their best judgment.

                  The cost of this proxy solicitation will be borne by the Company. It is expected that the solicitation of proxies will be primarily by mail, but proxies may also be solicited personally or by telephone by regular employees of the Company. Proxy materials may also be distributed through brokers, and other nominees or fiduciaries to beneficial owners of Common Stock and Preferred Stock, and the Company expects to reimburse such parties for their charges and expenses in connection therewith.

                  A proxy may be revoked at any time before being voted by written notice to such effect received by the Secretary of the Company before the proxy is voted at the Annual Meeting, by delivery to the Secretary of the Company of a later dated proxy, or by a vote cast in person at the Annual Meeting, but no revocation will affect any vote previously taken.

                                  VOTING RIGHTS

                  Holders of each share of Common Stock are entitled to one vote for each share held on all matters. Holders of each share of Preferred Stock are entitled to 1,025 votes per share, aggregating 6,885,246 votes. Holders of each share of Class B Preferred Stock are entitled to 1,000 votes per share, aggregating 2,000,000 votes. The shares of Common Stock, Preferred Stock and Class B Preferred Stock will vote together as a single class on all of the proposals.

                  The holders of a majority of the outstanding shares of Common Stock, Preferred Stock and Class B Preferred Stock, whether present in person or represented by proxy, will constitute a quorum for the election of directors, the vote on the amendment to the 1994 Plan, and the proposal to change the name of the Company and, any other matters that may come before the Annual Meeting. Abstentions are counted as present in determining whether the quorum requirements are satisfied. Proxies returned by brokers as "non-votes" on behalf of shares held in street name because beneficial owners' discretion has been withheld as to one or more matters on the agenda for the Annual Meeting will not be treated as present for purposes of determining a quorum for the Annual Meeting unless they are voted by the broker on at least one matter on the agenda.

                  A plurality of the total votes cast by holders of Common Stock and Preferred Stock, voting together as a single class, is required for the election of directors. In tabulating the vote on the election of directors, abstentions will be disregarded and will have no effect on the outcome of such vote. The affirmative vote of a majority of the votes cast by holders of Common Stock, Preferred Stock and Class B Preferred Stock, voting together as a single class, is required to approve the amendment to the 1994 Plan. In tabulating the votes on the amendment to the 1994 Plan, shares as to which a stockholder abstains are considered shares entitled to vote on the applicable amendment and therefore an abstention would have the effect of a vote against the amendment. Broker non-votes, however, are not considered shares entitled to vote on the applicable amendment and are not included in determining whether such amendment is approved. The affirmative vote of a majority of the outstanding shares of Common Stock and Preferred Stock and Class B Preferred Stock, voting together as a single class, entitled to vote thereon, is required to approve the amendment to the Company's Certificate of Incorporation. Accordingly abstentions and broker non-votes will have the same effect as a negative vote.

                           PRINCIPAL SECURITY HOLDERS

                  The  following  table sets forth  beneficial  ownership (as it relates to dispositive power) of the Company's Common Stock and Preferred Stock as of May 13, 1998 by (a) each stockholder known by the Company to be the beneficial owner of five percent or more of the outstanding Common Stock and Preferred Stock, (b) each director and Named Executive Officer (as defined below) of the Company individually, and (c) all directors and executive officers as a group. Except as otherwise indicated in the footnotes below, (x) the Company believes that each of the beneficial owners of the Common Stock and Preferred Stock listed in the table, based on information furnished by such owner, has sole investment and voting power with respect to such shares, and (y) where no address is indicated, the address of the beneficial owner is the address of the principal executive offices of the Company. The holders of the Class B Preferred Stock are Applewood Associates, L.P. (1,500 shares or 75% of the outstanding Class B Preferred Stock) and Woodland Partners and Dalewood Associates, L.P., each of which own 250 shares or 12.5% of the outstanding Class B Preferred Stock. As stated under "Voting Rights" above, holders of each share of Preferred Stock are entitled to 1,025 votes per share, aggregating 6,885,246 votes for all outstanding shares of Preferred Stock. Holders of each share of Class B Preferred Stock are entitled to 1,000 votes per share, aggregating 2,000,000 votes for all outstanding share of Class B Preferred Stock. Accordingly, beneficial ownership of Common Stock as it relates to voting power will be higher than the amounts reflected in the table below with respect to those stockholders who hold Preferred Stock.


                                                           Common Stock                               Preferred Stock
                                          ----------------------------------------        ---------------------------------
          Name and Address of                      Number of                  % of               Number                % of
           Beneficial Owner                        Shares(1)                 Class             of Shares              Class
-------------------------------------     ------------------------      --------------    -----------------      --------------

Barry Rubenstein                                    2,957,686(2)              29.5%              4,560(2)              67.9%
68 Wheatley Road
Brookville, NY
11545

Woodland Venture Fund                                 821,002(3)               8.5%                560(3)               8.3%
68 Wheatley Road
Brookville, NY
11545

Seneca Ventures                                       821,002(4)               8.5%                560(4)               8.3%
68 Wheatley Road
Brookville, NY
11545

Woodland Services Corp.                               821,002(5)               8.5%                560(5)               8.3%
68 Wheatley Road
Brookville, NY
11545

Woodland Partners                                     821,002(6)               8.5%                560(6)               8.3%
68 Wheatley Road
Brookville, NY
11545

Irwin Lieber                                        1,759,684(7)              18.6%              4,000(7)              59.5%
767 Fifth Avenue,
45th Floor
New York, NY 10153


                                                           Common Stock                               Preferred Stock
                                          ----------------------------------------        ---------------------------------
          Name and Address of                      Number of                  % of               Number                % of
           Beneficial Owner                        Shares(1)                 Class             of Shares              Class
-------------------------------------     ------------------------      --------------    -----------------      --------------

21st Century                                        1,032,951(8)              10.9%             2,000(11)              29.8%
Communications Foreign
Partners, L.P.
c/o Fiduciary Trust
(Cayman) Limited
P.O. Box 1062
Grand Cayman,
B.W.I.

21st Century                                        1,032,951(9)              10.9%             2,000(11)              29.8%
Communications Partners,
L.P.
767 Fifth Avenue
45th Floor
New York, NY 10153

21st Century                                       1,032,951(10)              10.9%             2,000(11)              29.8%
Communications T-E
Partners, L.P.
767 Fifth Avenue
45th Floor
New York, NY 10153

Michael J. Marocco                                 1,032,951(12)              10.9%             2,000(12)              29.8%
767 Fifth Avenue
45th floor
New York, NY 10153

John Kornreich                                     1,032,951(12)              10.9%             2,000(12)              29.8%
767 Fifth Avenue
45th floor
New York, NY 10153

Harvey Sandler                                     1,032,951(12)              10.9%             2,000(12)              29.8%
767 Fifth Avenue
45th floor
New York, NY 10153

Andrew Sandler                                     1,032,951(12)              10.9%             2,000(12)              29.8%
767 Fifth Avenue
45th floor
New York, NY 10153

Barry Fingerhut                                    1,737,684(13)              18.4%             4,000(13)              59.5%
767 Fifth Avenue
45th floor
New York, NY 10153

Applewood Associates,                                703,733(14)               7.5%             2,000(14)              29.8%
L.P.
68 Wheatley Road
Brookville, NY
11545

Applewood Capital                                    703,733(14)               7.5%             2,000(14)              29.8%
Corp.
68 Wheatley Road
Brookville, NY
11545

Seth Lieber                                          703,733(14)               7.5%             2,000(14)              29.8%
767 Fifth Avenue
New York, NY 10153


                                                           Common Stock                               Preferred Stock
                                          ----------------------------------------        ---------------------------------
          Name and Address of                      Number of                  % of               Number                % of
           Beneficial Owner                        Shares(1)                 Class             of Shares              Class
-------------------------------------     ------------------------      --------------    -----------------      --------------

Jonathan Lieber                                     703,733(14)               7.5%             2,000(14)              29.8%
767 Fifth Avenue
New York, NY 10153

Marilyn Rubenstein                                  821,002(15)               8.7%               560(15)               8.3%
68 Wheatley Road
Brookville, NY 11545

The Marilyn and                                     821,002(16)               8.7%               560(16)               8.3%
Barry Rubenstein
Family Foundation
68 Wheatley Road
Brookville, NY 11545

Eli Oxenhorn                                        600,500(17)               6.0%                     0                  *
56 The Intervale
Roslyn Estates, NY
11576

Andrew Gyenes                                       623,611(18)               6.0%                     0                  *

Kenneth Gruber                                      161,111(19)               1.7%                     0                  *

Harrison Weaver                                      40,000(20)               0.4%                     0                  *

Rino Bergonzi                                        25,000(21)               0.3%                     0                  *

Peter Gyenes                                         23,000(22)               0.2%                     0                  *

Edward Schroeder                                     52,777(23)               0.6%                     0                  *

Ronald Cuneo                                         50,000(24)               0.5%                     0                  *

All directors and                                   967,499(25)               9.0%                     0                  *
executive officers as a
group

------------------------
         * Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes any person who, directly or indirectly, through any contract, arrangement, understanding or otherwise, has or shares voting or investment power with respect to securities. Shares of Common Stock issuable upon the exercise of options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options or warrants or convertible notes but are not deemed outstanding for computing the percentage ownership of any other person.

(2) Based on Amendment Number 6 to a Schedule 13D filed on February 22, 1998 by Barry Rubenstein, Woodland Venture Fund ("Woodland Fund"), Seneca Ventures ("Seneca"), Woodland Services Corp. ("Woodland Corp."), 21st Century Communications Partners, L.P. ("21st Partners"), 21st Century Communications T-E Partners, L.P. ("21st T-E"), 21st Century Communications Foreign Partners, L.P. ("21st Foreign"), Michael J. Marocco, John Kornreich, Harvey Sandler, Andrew Sandler, Barry Fingerhut, Irwin Lieber, Woodland Partners, Applewood Associates, L.P. ("Applewood"), Applewood Capital Corp. ("Applewood Capital"), Seth Lieber, Jonathan Lieber, Marilyn Rubenstein, The Marilyn and Barry Rubenstein Family Foundation (the "Foundation"), Brian Rubenstein and Rebecca Rubenstein (the "February 1998 13D"), Barry Rubenstein has sole beneficial ownership of 323,000 shares of Common Stock (including 175,000 shares of Common

         Stock underlying presently exercisable options). Mr. Rubenstein may also be deemed to share beneficial ownership of 2,634,686 shares of Common Stock by virtue of being: (i) a stockholder, officer and director of InfoMedia Associates, Ltd. ("InfoMedia") which is a general partner of 21st Partners, 21st T-E and 21st Foreign which collectively hold 1,032,951 shares of Common Stock; (ii) a trustee of the Foundation; and (iii) a general partner of each of Applewood, Seneca, the Woodland Fund and Woodland Partners. In addition, Mr. Rubenstein shares beneficial ownership of 4,560 shares and 1,750 shares of Preferred Stock and Class B Preferred Stock, respectively with the above listed entities. Mr. Rubenstein disclaims beneficial ownership of these securities, except to the extent of his equity interest therein.

(3) Based on the February 1998 13D, the Woodland Fund has sole beneficial ownership of 214,415 shares of Common Stock. The Woodland Fund may also be deemed to share beneficial ownership of 606,587 shares of Common Stock (including 175,000 Shares of Common Stock underlying presently exercisable options) with Seneca, Woodland Corp., Woodland Partners, and the Foundation. In addition, the Woodland Fund has sole beneficial ownership of 240 shares of Preferred Stock and shares beneficial ownership of 320 and 250 shares of Preferred Stock and Class B
         Preferred Stock, respectively, with the above listed entities. The Woodland Fund disclaims beneficial ownership of these securities, except to the extent of its equity interest therein.

(4) Based on the February 1998 13D, Seneca has sole beneficial ownership of 143,636 shares of Common Stock. Seneca may also be deemed to share beneficial ownership of 677,366 shares of Common Stock (including 175,000 Shares of Common Stock underlying presently exercisable options) with the Woodland Fund, Woodland Corp., Woodland Partners, and the Foundation. In addition, Seneca has sole beneficial ownership of 160 shares of Preferred Stock and shares beneficial ownership of 400 shares of Preferred Stock with the above listed entities. Seneca disclaims beneficial ownership of these securities, except to the extent of its equity interest therein.

(5) Based on the February 1998 13D, Woodland Corp. shares beneficial ownership of 821,002 Shares of Common Stock and 560 shares of Preferred Stock with the Woodland Fund, Seneca, Woodland Partners, and the Foundation. Woodland Corp. disclaims beneficial ownership of these securities, except to the extent of its equity interest therein.

(6) Based on the February 1998 13D, Woodland Partners has sole beneficial ownership of 35,714 shares of Common Stock. Woodland Partners may also be deemed to share beneficial ownership of 785,288 shares of Common Stock (including 175,000 shares of Common Stock underlying presently exercisable options) with the Woodland Fund, Seneca, Woodland Corp., and the Foundation. In addition, Woodland Partners has sole beneficial ownership of 160 shares and 250 Shares of Preferred Stock and Class B Preferred Stock, respectively and shares beneficial ownership of 400 shares of Preferred Stock with the above listed entities. Woodland Partners disclaims beneficial ownership of these securities, except to the extent of its equity interest therein.

(7) Based on the February 1998 13D, Irwin Lieber has sole beneficial ownership of 23,000 shares of Common Stock. By virtue of being a stockholder, officer and director of InfoMedia and a general partner of Applewood, Irwin Lieber may be deemed to share beneficial ownership of 1,736,684 shares of Common Stock. In addition, Mr. Lieber shares beneficial ownership of 4,000 shares of Preferred Stock with the above listed entities. Mr. Lieber disclaims beneficial ownership of these securities, except to the extent of his equity ownership therein.

(8) Based on the February 1998 13D, this amount includes 89,610 shares of Common Stock. 21st Foreign disclaims beneficial ownership of 701,169 shares of Common Stock owned by 21st Partners and 242,172 shares of Common Stock owned by 21st T-E.

(9) Based on the February 1998 13D, this amount includes 701,169 shares of Common Stock. 21st Partners disclaims beneficial ownership of 242,172 shares of Common Stock owned by 21st T-E and 89,610 shares of Common Stock owned by 21st Foreign.

(10) Based on the February 1998 13D, this amount includes 242,172 shares of Common Stock. 21st T-E disclaims beneficial ownership of 701,169 shares of Common Stock owned by 21st Partners and 89,610 shares of Common Stock owned by 21st Foreign.

(11) Beneficial ownership of these shares of Class A Preferred Stock is shared by 21st Foreign, 21st T-E, and 21st Partners.

(12) Based on the February 1998 13D, Messrs. Marocco, Lewis, Kornreich, H. Sandler and A. Sandler are each the sole stockholder, officer and director of an entity which is a general partner of an entity which is a general partner of 21st Partners, 21st T-E and 21st Foreign. Accordingly, they may each be deemed to share beneficial ownership of 1,032,951 shares of Common Stock and 2,000 shares of Preferred Stock which are collectively held by 21st Partners, 21st T-E and 21st Foreign. Each individual disclaims beneficial ownership of these securities, except to the extent of his equity interest therein.

(13)     Based on the February 1998 13D,  Barry  Fingerhut  has sole  beneficial ownership of 1,000 shares of Common Stock. By virtue of being a stockholder, officer and director of InfoMedia and a general partner of Applewood, Barry Fingerhut may be deemed to share beneficial ownership of 1,736,684 shares of Common Stock and 4,000 and 1,500 shares of Preferred Stock and Class B Preferred Stock, respectively. Mr. Fingerhut disclaims beneficial ownership of these securities, except to the extent of his equity interest therein.

(14) Based on the February 1998 13D, these amounts include 703,733 shares of Common Stock, 2,000 shares of Preferred Stock beneficially owned by Applewood and 1,500 shares of Class B Preferred Stock beneficially owned by Applewood. By virtue of being a general partner of Applewood, Applewood Capital may be deemed to share beneficial ownership of these shares. In addition, by virtue of being officers of Applewood Capital, Seth and Jonathan Lieber may also be deemed to share beneficial ownership of these shares. Applewood Capital, Seth Lieber, and Jonathan Lieber each disclaim beneficial ownership of these securities, except to the extent of their equity interests therein.

(15) Based on the February 1998 13D, by virtue of being a general partner of Woodland Partners, a trustee of the Foundation, and the wife of Barry Rubenstein, Marilyn Rubenstein may be deemed to share beneficial ownership of 821,002 shares of Common Stock (including 175,000 shares of Common Stock underlying presently exercisable Common Stock Warrants) and 560 and 250 shares of Class A Preferred Stock and Class B Preferred Stock, respectively. Ms. Rubenstein disclaims beneficial ownership of these securities, except to the extent of her equity interest therein.

(16) Based on the February 1998 13D, the Foundation has sole beneficial ownership of 104,237 shares of Common Stock. In addition, the Foundation may be deemed to share beneficial ownership of 716,765 shares of Common Stock (including 175,000 shares of Common Stock underlying presently exercisable Options) and 560 and 250 shares of Preferred Stock and Class B Preferred Stock, respectively with Mr. and Ms. Rubenstein, the Woodland Fund, Seneca, Woodland Corp. and Woodland Partners. The Foundation disclaims beneficial ownership of these securities, except to the extent of its equity interest therein.

(17) Based on the April 23, 1998 Schedule 13D filed by Mr. Eli Oxenhorn, these share amounts consist of 200,500 shares of Common Stock issuable upon the exercise of presently exercisable options or warrants held by Mr. Oxenhorn and 400,000 shares of Common Stock issuable upon the exercise of presently exercisable options or warrants held by an entity of which Mr. Oxenhorn is a General Partner.

(18) Consists of 594,699 shares of Common Stock issuable upon exercise of presently exercisable options.

(19) Consists of 151,389 shares of Common Stock issuable upon exercise of presently exercisable options.

(20) Consists of 20,000 shares of Common Stock issuable upon exercise of presently exercisable options and 20,000 shares of Common Stock issuable upon exercise of presently exercisable options granted pursuant to the 1995 Stock Option Plan for Outside Directors (the "Outside Directors' Plan"). Excludes 50,000 presently exercisable options held by The Continuum Group, Inc., which options Mr. Weaver disclaims beneficial ownership of.

(21) Consists of 5,000 shares of Common Stock owned by Mr. Bergonzi and 20,000 shares of Common Stock issuable upon exercise of presently exercisable options granted pursuant to the Outside Directors' Plan.

(22) Consists of 3,000 shares of Common Stock owned by Mr. Peter Gyenes and 20,000 shares of Common Stock issuable upon exercise of presently exercisable options granted pursuant to the Outside Directors' Plan.

(23) Consists of 52,777 shares of Common Stock issuable upon the exercise of presenting exercisable options.

(24) Consists of 50,000 shares of Common Stock issuable upon the exercise of presently exercisable options.

(25) Also includes presently exercisable options to purchase 959,499 shares of Common Stock.

                              ELECTION OF DIRECTORS

         Six directors are to be elected at the Annual Meeting to hold office until the next annual meeting of stockholders and until their respective successors shall have been elected and qualified. Except as herein stated, the proxies solicited hereby will be voted FOR the election of the six nominees listed below, unless otherwise directed. Each nominee elected is expected to serve until the next annual meeting and until his successor shall be duly elected and qualified.

         The Board has been informed that all persons listed below are willing to serve as directors, but in case any one or more of the nominees is unable or unwilling to stand for election or serve if elected, the named proxies will vote for such person or persons as they in their discretion may choose to replace any such nominee. The Board has no reason to believe that any nominees will be unable or unwilling to stand for election or serve if elected.

                   THE BOARD UNANIMOUSLY RECOMMENDS A VOTE IN
                    FAVOR OF THE ELECTION OF THE BELOW LISTED
                              NOMINEES AS DIRECTORS

         The name, age, principal occupation for the last five years, selected biographical information, and period of previous service as a director of the Company with respect to each such nominee are set forth below. The principal occupations listed refer to positions with the Company unless otherwise indicated.

                                                                        Director
    Name                 Age              Position                       Since
------------------       ---      ------------------------------       ---------

Andrew Gyenes             62      Chairman of the Board                  1994

Edward Schroeder          48      President and Chief Executive          1997
                                  Officer

Rino Bergonzi             52      Director                               1995

Peter Gyenes              52      Director                               1995

Harrison Weaver           66      Director                               1993

Ronald Cuneo              55      Director                               1997

         Andrew Gyenes has been Chairman of the Board since January 1994 and Chief Executive Officer of the Company from January 1994 to December 1997. He was President and a director of the Company from January 1994 through May 1994. For more than five years before joining the Company, Mr. Gyenes was Vice President of Gyenes & Co., a computer software consulting company, and Marketing Manager of Ann-Mar Manufacturing, Inc. ("Ann-Mar"), a family owned textile company. Mr. Gyenes continued in both positions on a part-time basis through January 1995, and since January 1995, has been a consultant to Ann-Mar. Most of Mr. Gyenes' career has been in the computer industry, including positions with Warner Communications (last serving as an Assistant Vice President responsible for Worldwide Information Systems), with IBM Corporation (last serving as Eastern Regional Manager for Scientific Systems at Service Bureau Corporation, a former wholly-owned IBM subsidiary), and with Western Union (last serving as Assistant Vice President of Data Processing).

         Edward Schroeder has been the Company's President and Chief Executive Officer and a member of the Board of Directors since December 1997. From September 1997 to December 1997 Mr. Schroeder was a Vice President and General Manager of USWeb Cornerstone ("USWeb"), a wholly-owned subsidiary of the Company. Before joining USWeb, Mr. Schroeder had been affiliated with IBM Corporation for over 25 years. Most recently he was the Vice President, Northeast Area.

         Rino Bergonzi has served as a director of the Company since January 1995. Since November 1993, Mr. Bergonzi has served as Vice President and Division Executive of Corporate Information Technology Services at AT&T, and has 25 years of experience in the information services field that includes working for such companies as Western Union, United Parcel Service Information Services and EDS Corp. Mr. Bergonzi is a Director of CrossZ Software Corporation, a public company which develops and markets proprietary business intelligence software solutions.

         Peter Gyenes has served as a director of the Company since January 1995. Mr. Gyenes has served as Chairman and Chief Executive Officer and Executive Vice President, International Operations and Worldwide Sales, of Ardent Software, Inc., formerly VMARK Software, Inc. ("Ardent") since August 1996. From May 1996 to August 1996, he served as Executive Vice President, International Operations of Ardent. Mr. Gyenes served as President and Chief Executive Officer of Racal InterLan, Inc., a leading supplier of local area networking products, from May 1995 to May 1996. Since January 1986, he has also served as a director of Axis Computer Systems, Inc. From January 1994 to April 1995, he was President of the Americas Division of Fibronics International, Inc. and, from August 1990 to December 1993, Vice President and General Manager of Data General Corporation's international operations and mini-computer business unit. Mr. Gyenes has also held management, marketing, sales and technical positions with Encore Computer, Prime Computer, Xerox and IBM. Mr. Peter Gyenes is the brother of Andrew Gyenes, Chairman of the Board and Chief Executive Officer of the Company.

         Harrison Weaver has been a director of the Company since December 1993. He was a Vice President of the Company from December 1993 through May 1994. He has been a director of The Continuum Group, Inc. ("Continuum") since 1987 and the Chairman of the Board and Chief Executive Officer of Continuum from December 1991 to June 1996. In 1995, Continuum filed for bankruptcy. He is the founder and President of Weaver Associates, a diversified printing concern located in Cranford, New Jersey, which has been in business for over 25 years.

         Ronald Cuneo has been a director of the Company since December 1997. Mr. Cuneo is currently a consultant. Mr. Cuneo was President of Wang Federal, Inc. from 1995 to 1997 a major worldwide systems integrator and provider of software services and products to the Federal Government. Prior thereto Mr. Cuneo had 25 years of increasing senior management experience in various divisions of Honeywell.

                     BOARD MEETINGS AND STANDING COMMITTEES

         The Board held three meetings during the Company's last fiscal year ended May 31, 1997. From time to time, members of the Board of Directors act by unanimous written consent pursuant to the laws of the State of Delaware.

         Messrs. Bergonzi and Weaver are members of the Audit Committee. The Audit Committee annually recommends to the Board of Directors independent public accountants to serve as auditors of the Company's books, records and accounts, reviews the scope of the audits performed by such auditors and the audit reports prepared by them, and reviews and monitors the Company's internal accounting procedures. The Audit Committee held one meeting during the Company's last fiscal year.

         Messrs. Bergonzi and Weaver are members of the Compensation and Stock Option Committee, which recommends to the Board of Directors compensation for the Company's key employees and administers the 1994 Plan, the 1994 Consultant Stock Option Plan, and the Outside Directors' Plan and awards stock options pursuant to each. The Compensation and Stock Option Committee held no meetings during the Company's last fiscal year. From time to time, members of the Compensation and Stock Option Committee act by unanimous written consent pursuant to the laws of the State of Delaware.

         The Company does not have a standing nominating committee.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and beneficial owners of greater than 10% of the Common Stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on its review of the copies of such forms furnished to the Company and written representations from certain reporting persons that no other reports or forms were required for such persons, during the fiscal year ended May 31, 1997 all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% owners were complied with.

                            COMPENSATION OF DIRECTORS

         Directors do not receive a fee for attending Board or committee meetings. All directors are reimbursed for all ordinary travel expenses related to attendance at Board or committee meetings.

         Under the terms of the Outside Directors' Plan, each of Messrs. Bergonzi, Peter Gyenes and Weaver (being all of the non-employee directors) were granted non-qualified options to purchase 5,000 shares of Common Stock on January 1, 1995. In December 1997, Mr. Cuneo was granted options to purchase 5,000 shares under the Outside Directors' Plan. Pursuant to the terms of the Outside Directors' Plan, each non-employee director will be granted on January 1 of each year, non-qualified stock options to purchase 5,000 shares of Common Stock, provided the director is serving on the Board on the date of the grant. Grants under the Outside Directors' Plan will be 100% vested as of the date of grant.

         No other director receives compensation for his services as such.

                               EXECUTIVE OFFICERS

The executive officers of the Company as of May 1, 1998, are as follows:


Name                           Age                 Position
------------------------      ----      ---------------------------------------


Andrew Gyenes...........       62       Chairman of the Board

Edward Schroeder........       48       President and Chief Executive Officer

Kenneth Gruber..........       46       Vice President, Chief Financial
                                        Officer and Secretary


         Andrew Gyenes, Chairman of the Board and Edward Schroeder, President and Chief Executive Officer, see information under "Election of Directors."

         Kenneth Gruber has been Vice President and Chief Financial Officer of the Company since November 7, 1994. He has been Secretary of the Company since September 1995. Prior to joining the Company, Mr. Gruber was employed by Children's Television Workshop ("CTW") since 1984, and served as CTW's Vice President and Chief Financial Officer from 1993 to November 1994, as CTW's Vice President of Finance and Administration from 1989 to 1993 and as Vice President of Finance from 1988 to 1989.

                             EXECUTIVE COMPENSATION

         The following table sets forth, for fiscal 1997, 1996 and 1995, all compensation awarded to, earned by or paid to Andrew Gyenes, the Chairman of the Board of the Company and Kenneth Gruber, Vice President, Chief Financial Officer and Secretary, the only other executive officer of the Company whose annual salary and bonus exceeded $100,000 during the fiscal year ended May 31, 1997 (the "Named Executive Officers.")

                           SUMMARY COMPENSATION TABLE


                                                                          Annual                                  Long-Term
                                                                       Compensation                             Compensation
                                                  ----------------------------------------------            -------------------

                                                                                             Other                 Awards
Name and                                                                                     Annual              Securities
Principal                           Fiscal             Salary             Bonus            Compensa-             Underlying
Position                             Year                ($)               ($)                tion                 Options
-------------------------      --------------     --------------      -----------      ----------------     -------------------

Andrew Gyenes                        1997         $100,000                   --        $13,357(1)              575,000(2)
Chairman of the
Board                                1996         $100,000                   --        $13,357(1)              100,000(2)
                                     1995         $100,000                   --             --


Kenneth Gruber                       1997         $ 87,000              $20,000        $11,787(1)             125,000 (2)
Vice President,
Chief Financial
Officer
                                     1996         $ 80,000              $20,000        $11,787(1)              25,000 (2)
                                     1995(3)      $ 11,667                   --             --                 75,000 (2)

-----------------
(1) Represents payments by the Company for a leased automobile and related insurance and amounts paid by the Company toward health insurance premiums.

(2) Represents options to purchase shares of the Company's Common Stock granted under the Company's 1994 Incentive and Non-qualified Plan (the "1994 Plan"). None of such options have been exercised.

(3)      Mr. Gruber's employment commenced November 7, 1994.

                               STOCK OPTION GRANTS

         The following table provides further information with respect to the options granted in fiscal 1997 to Mr. Gyenes and Mr. Gruber under the 1994 Plan.

                               STOCK OPTION TABLE


                                                          % of Total
                                  Number of               Options
                                  Securities              Granted to                 Exercise
Name and Principal                Underlying              Employees in               or Base             Expiration
Position                          Option                  Fiscal Year                Price               Date
----------------------------      -------------------     ----------------------     ---------------     -----------
Andrew Gyenes                      300,000                    20%                      $3.00              8/15/01

Chairman of the
Board                              275,000                    19%                     $1.625              5/7/02

Kenneth Gruber                      50,000                     3%                      $3.00              8/15/01
Vice President,
Chief Financial                     75,000                     5%                     $1.625              5/7/02
Officer

FISCAL YEAR END OPTION VALUES

         No options were exercised by the Named Executive Officers during fiscal 1997. The following table shows, for Mr. Gyenes and Mr. Gruber, the number of shares covered by both exercisable and unexercisable employee stock options as of May 31, 1997, and the values for "in-the-money" options, which represent the positive spread between the exercise price of any outstanding stock option and the price of the Common Stock as of May 31, 1997, which was $1.875.

                                FISCAL YEAR END OPTION                        VALUES

                                Number of Securities
                                Underlying Unexercised                        Value of Unexercised in-the
                                Options at FY End (#)                         Money Options at FY-End ($)
Name                            Exercisable/ Unexercisable                    Exercisable/ Unexercisable
--------------------------      ----------------------------------------      ----------------------------
Andrew Gyenes                   363,889/536,111                               $0/$68,750

Kenneth Gruber                  178,472/146,528                               $0/$18,750

                              CERTAIN TRANSACTIONS

         In February 1998, the Company consummated a private placement of 2,000 shares of Class B Preferred Stock at a purchase price of $1,000 per share. The following entities which may be deemed to be 5% stockholders of the Company purchased Class B Preferred Stock in the private placement: Applewood Associates, L.P. (1,500 Shares) and Woodland Partners (250 Shares).

         In December 1996, the Company consummated a private placement of 84 units at a purchase price of $100,000 per unit, each unit consisting of 80 shares of Class A Preferred Stock and 50,000 Common Stock Purchase Warrants to purchase in the aggregate 4,200,000 shares of Common Stock at an exercise price of $4.00 per share. The following entities which may be deemed to be 5% stockholders of the Company purchased units in the private placement: Applewood Associates, L.P. (25 units), Seneca Ventures (2 units), 21st Century Communications-Foreign Partners, L.P. (2.28 units), 21st Century Communications T-E Partners, L.P. (5.77 units), Woodland Partners (2 units) and Woodland Venture Fund (3 units). In February 1998, the Company consummated an exchange offer whereby the Company issued one share of Common Stock for every 2.8 Common Stock Purchase Warrants tendered in the exchange offer.

         On December 4, 1996, the Company entered into an agreement (the "Enteractive Affiliates Agreement") with USWeb Corporation ("USWeb") pursuant to which the Company became an affiliate of USWeb and a member of USWeb's Network of independent affiliates. Investors in USWeb include 21st Century Communications Partners, L.P., and Wheatley Partners, L.P. Such entity is controlled by Wheatley Partners, LLC, a limited liability company which is the general partner of Wheatley Partners, L.P. The members and officers of Wheatley Partners, LLC include Barry Rubenstein, Irwin Lieber, Seth Lieber and Jonathan Lieber, each of whom may be deemed 5% stockholders of the Company. Barry Rubenstein is also a Director of USWeb.

         All of the above transactions resulted from arms-length negotiations and were approved by the independent members of the Company's Board of Directors who did not have an interest in the transaction. The Company believes that the terms of such transaction were on terms that were no less favorable than were available from unaffiliated third parties. Future and ongoing transactions with affiliates of the Company, if any, will be on terms believed by the Company to be no less favorable than are available from unaffiliated third parties and will be approved by a majority of the independent members of the Company's Board of Directors who do not have an interest in the transaction.

                     APPROVAL OF AMENDMENT TO THE COMPANY'S
               1994 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN
               INCREASING THE NUMBER OF COMMON SHARES THAT MAY BE
        SUBJECT TO OPTIONS GRANTED THEREUNDER FROM 2,500,000 TO 3,250,000

General

         The Company has adopted the 1994 Incentive and Non-Qualified Stock Option Plan (the "1994 Plan") to attract, retain and provide incentive to employees. Under the 1994 Plan and amendments thereto, options to purchase an aggregate of 2,500,000 shares of Common Stock (subject to adjustment in the event of certain corporate events) may be granted from time to time to employees of the Company or of any subsidiary.

Summary of the Amendment to the 1994 Plan

         The Board has approved an amendment to the 1994 Plan, subject to stockholder approval, which would increase the number of shares of Common Stock authorized for issuance upon exercise of the options granted pursuant to the 1994 Plan from 2,500,000 to 3,250,000. The Board believes that the proposed increase in the number of shares available for issuance under the 1994 Plan is necessary to continue the effectiveness of the Plan in attracting, motivating and retaining employees with appropriate experience and ability and to increase the grantees' alignment of interest with the Company's stockholders.

Summary of Plan

         The 1994 Plan is administered by the Compensation and Stock Option Committee, which consists of two non-employee directors. The Compensation and Stock Option Committee is generally empowered to interpret the 1994 Plan, prescribe rules and regulations relating thereto, determine the terms of the option agreements, amend them with the consent of the optionee, determine the employees to whom options are being granted, and determine the number of shares subject to each option and the exercise price thereof. Under the 1994 Plan, the per-share exercise price for incentive stock options ("ISOs") will not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted (110% of fair market value on the date of grant of an ISO if the optionee owns more than 10% of all classes of stock of the Company) and for non-qualified stock options ("NQSOs") will not be less than 75% of the fair market value of the Common Stock on the date of grant. Upon exercise of an option, the optionee may pay the purchase price in cash, by check or, as determined by the Compensation and Stock Option Committee, with previously acquired securities of the Company, provided that, with respect to incentive stock options applicable holding requirements under the Internal Revenue Code of 1986 (the "Code") are satisfied.

         Options granted pursuant to the 1994 Plan may be designated as ISOs, with the attendant tax benefits provided under Sections 421 and 422 of the Code. Accordingly, the 1994 Plan provides that the aggregate fair market value (determined at the time an ISO is granted) of the Common Stock subject to ISOs exercisable for the first time by an employee during any calendar year (under all plans of the Company and its subsidiaries) may not exceed $100,000.

         The Board may amend, suspend or terminate the 1994 Plan; provided, however, that the 1994 Plan may not be amended without stockholder approval to the extent that such approval is required (i) for the 1994 Plan to meet the requirements of Rule 16b-3, or (ii) by any other provision of applicable law. The Compensation and Stock Option Committee may amend the terms of options previously granted; provided, however, that no such amendment may impair an optionee's rights under an option previously granted without the consent of the optionee.

         Options may not be transferred other than by will or the laws of descent and distribution, and options may be exercised solely by the optionee during his or her lifetime. No options may be granted pursuant to the 1994 Plan on or after January 3, 2004.

New Plan Benefits

         Grants under the 1994 Plan are generally made at the discretion of the Compensation and Stock Option Committee and are therefore not determinable with respect to dollar value or amount. Please see "Executive Compensation -- Stock Option Table" with respect to options granted under the 1994 Plan to Messrs. Gyenes and Gruber.

Required Vote

         Approval of this proposal requires the affirmative vote of a majority of the total votes cast on the proposal in person or by proxy.


              THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE APPROVAL
                        OF THE AMENDMENT TO THE 1994 PLAN
                     INCREASING THE NUMBER OF COMMON SHARES
                     THAT MAY BE SUBJECT TO OPTIONS GRANTED
                     THEREUNDER FROM 2,500,000 TO 3,250,000


               APPROVAL OF AMENDMENT TO THE COMPANY'S CERTIFICATE
               OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY
                           FROM "ENTERACTIVE, INC." TO
                    "CORNERSTONE INTERNET SOLUTIONS COMPANY."

         The Board has approved an amendment to Article 1 of the Company's Certificate of Incorporation to change the name of the Company from "Enteractive, Inc." to "Cornerstone Internet Solutions Company." The Company believes the name change reinforces the Company's transition from being a developer, publisher and marketer of interactive multimedia products to offering products and services to customers for the design, development, operation and maintenance of customer Intranets or sites on the Internet and World Wide Web. The Company believes Cornerstone Internet Solutions Company more accurately reflects its new business direction and eliminates any confusion about its line of business. The Board has therefore recommended the change of the Company's name because it believes that the new name better reflects the business of the Company.

         The Board of Directors recommends that stockholders consider and approve a proposal to amend Article 1 of the Certificate of Incorporation. The text of the proposed amendment is as follows:

         "First: The name of the corporation is: Cornerstone Internet Solutions Company"

         If this amendment is adopted, stockholders will not be required to exchange outstanding stock certificates for new certificates.

Required Vote

         The affirmative vote of the holders of a majority of the shares of Common Stock, the Preferred Stock and the Class B Preferred Stock voting together as a single class is required for approval of the proposal to amend the Company's Certificate of Incorporation.


                   THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE
                  APPROVAL OF THE AMENDMENT TO THE CERTIFICATE
                OF INCORPORATION CHANGING THE NAME OF THE COMPANY

                       SUBMISSION OF STOCKHOLDER PROPOSALS

         Proposals of stockholders intending to be presented at the Company's 1999 Annual Meeting of Stockholders must be received by the Company, 584 Broadway,

Suite 509, New York, New York 10012 by November 3, 1998 in order to be considered for inclusion in the 1999 Proxy Statement.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

         The Audit Committee of the Board of the Company approved the engagement of the independent auditing firm of KPMG Peat Marwick LLP to serve as the Company's independent auditors for the fiscal year ending May 31, 1998.

         Representatives of KPMG Peat Marwick LLP are expected to be available at the Annual Meeting and will have the opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

                           AVAILABILITY OF FORM 10-KSB

         The Company has mailed a copy of its Annual Report to each stockholder entitled to vote at this meeting. A copy of the Company's Form 10-KSB, as amended for the fiscal year ended May 31, 1997 and Forms 10-QSBs, as amended for the quarterly periods ended August 31, 1997 and November 30, 1997 and the Form 10-QSB for the quarterly period ended February 28, 1998 are available, upon written request, at no charge to all stockholders. For a copy, write to Enteractive, Inc., 584 Broadway, Suite 509, New York, New York 10012 Attention:
Investor Relations Department.

                                             By Order of the Board of Directors

                                             Kenneth Gruber
                                             Secretary


New York, New York
June 15, 1998

                      REVOCABLE PROXY -- ENTERACTIVE, INC.
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

         The undersigned hereby appoints Andrew Gyenes and Kenneth Gruber, and each of them, proxies, with full powers of substitution, to act for and in the name of the undersigned to vote all shares of common stock, $.01 par value, Class A Preferred Stock, $.01 par value and Class B Preferred Stock, $.01 par value, of ENTERACTIVE, INC. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") and any adjournment thereof. The Annual Meeting will be held at the Harvard Club of New York City, 27 West 44th Street, New York, New York 10036 on Thursday, July 2, 1998 at 10:00 a.m., local time.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
        NOMINEES FOR DIRECTORS LISTED BELOW AND "FOR" PROPOSALS 2 AND 3.

1.   ELECTION OF DIRECTORS

         / /   FOR all nominees listed below       / /   WITHHOLD AUTHORITY
               (except as marked to the                  to vote for all
               contrary below)                           nominees listed below

          Ronald Cuneo, Edward Schroeder, Rino Bergonzi, Andrew Gyenes,
                        Peter Gyenes and Harrison Weaver

         (INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the line provided below.)

--------------------------------------------------------------------------------

2. The approval of the amendment to the Company's 1994 Incentive and Non-Qualified Stock Option Plan.

           FOR      / /      AGAINST          / /      ABSTAIN           / /


3.       The  approval  of  the  amendment  to  the  Company's   Certificate  of
         Incorporation changing the Company's name.

           FOR      / /      AGAINST          / /      ABSTAIN           / /

         The shares represented by this proxy will be voted as directed by the undersigned. IF NO INSTRUCTIONS ARE SPECIFIED, THE UNDERSIGNED'S VOTE WILL BE CAST "FOR" THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS PRESENTED AT THE ANNUAL MEETING. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

         The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting the shares subject to the proxy by written ballot.

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment thereof.

         Please sign exactly as your name appears on the certificate or certificates representing shares to be voted by this proxy. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If the signer is a corporation, the full corporate name should be signed by a duly authorized officer.

                                       -------------------------------------
                                                     Signature

                                      -------------------------------------
                                            Signature, if held jointly

                                       Date: _________________________, 1998

                    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS
                  PROXY CARD IN THE ENCLOSED PREPAID ENVELOPE.